Delaware Group Global & International Funds
Delaware Global Bond Fund
Delaware Global Equity Fund

Supplement to the Funds'
Statement of Additional Information
dated March 30, 2001

The following paragraph is added after the fifth full paragraph on page 29 under "Purchasing Shares", and before the "Written Redemption" heading on page 50 under "Redemption and Exchange" :

Shareholders of Delaware Global Bond Fund's and Delaware Global Equity Fund's Class B and Class C shares, and, to the extent applicable, Class A shares, may redeem their shares without paying a CDSC because these Funds are scheduled to be liquidated.

The date of this Supplement is May 2, 2001.